                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


                         Date of Report: August 6, 1998



                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Delaware                          1-7654                          06-0954158
--------------------------------------------------------------------------------
State of incorporation          (Commission                     (IRS Employer
of organization                 File Number)                Identification No.)

60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------

On August 5, 1998, XTRA Corporation issued a press release disclosing certain financial information for the third fiscal quarter ended June 30, 1998, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS

           (Millions of dollars except per share and share amounts)
                                  (Unaudited)

                                         Three Months Ended      Nine Months Ended
                                              June 30,                June 30,
                                         1998         1997       1998         1997
                                       --------     --------   --------     --------
Revenues                               $   112      $   105    $   342      $   318

Operating expenses
  Depreciation on rental equipment          38           37        113          110
  Rental equipment operating expense        29           27         83           80
  Selling and administrative expense        11           11         33           32
                                       -------      -------    -------      -------
                                            78           75        229          222
                                       -------      -------    -------      -------

    Operating income                        34           30        113           96

Interest expense                            14           16         44           47
                                       -------      -------    -------      -------
    Income before provision for
      income taxes                          20           14         69           49

Provision for income taxes                   8            5         28           20
                                       -------      -------    -------      -------

    Net income                         $    12      $     9    $    41      $    29
                                       =======      =======    =======      =======


Basic earnings per share               $  0.80      $  0.56    $  2.69      $  1.90
Weighted average basic shares
 outstanding (in millions)                15.3         15.3       15.3         15.3

Diluted earnings per share             $  0.80      $  0.56    $  2.68      $  1.90
Weighted average diluted shares
 outstanding (in millions)                15.4         15.3       15.4         15.3


                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)



                                                        June 30,       September 30,
                                                          1998             1997
                                                        --------       ------------
                                                      (Unaudited)

Assets

  Property and Equipment, net                          $  1,431           $  1,454
  Receivables, net                                          104                108
  Other Assets                                               23                 23
                                                       --------           --------
    Total Assets                                       $  1,558           $  1,585
                                                       ========           ========

Liabilities and Stockholders' Equity

Liabilities

  Debt                                                 $    818           $    892

  Deferred Income Taxes                                     276                252

  Other Liabilities                                          72                 81

Stockholders' Equity                                        392                360
                                                       --------           --------

    Total Liabilities & Stockholders' Equity           $  1,558           $  1,585
                                                       ========           ========

Net Debt Outstanding                                   $    811           $    888
                                                       ========           ========


                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                      Nine Months
                                                     Ended June 30,
                                                  1998           1997
                                                --------       --------
Cash Provided from Operations                   $   211        $   181

Cash Used for Investment Activities                (129)          (182)

Cash Used for Financing Activities                   (5)           (21)
                                                -------        -------

(Increase)/Decrease in Net Debt Outstanding
  (Debt-Cash)                                   $    77        $   (22)
                                                =======        =======




                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
                                     -------------------------------------
                                                  (Registrant)



Date:   August 6, 1998                        /s/ Michael J. Soja
      -------------------            -------------------------------------
                                                  Michael J. Soja
                                                  Vice President and
                                                  Chief Financial Officer